UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material under Rule 14a-12

CURRENCYWORKS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

CURRENCYWORKS INC.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on June 16, 2022

Annual Meeting of Stockholders

Meeting Date and Time: Thursday, June 16, 2022 at 1:00 PM (Pacific Time)

Location: via teleconference at toll free at 888-289-4573, access code: 3904509#

The Notice of Annual Meeting of Stockholders & Proxy Statement, the Proxy Card and the Form 10-K are available at: https://odysseytrust.com/client/currencyworks-inc/

Dear Stockholder:

Our annual meeting of stockholders will be held for the following purposes:

1.	To elect Cameron Chell, James P. Geiskopf, Edmund C. Moy and Shelly Murphy as the directors of our company;

2.	To ratify the appointment of Haynie & Company as our independent registered public accounting firm;

3.	To hold a non-binding advisory vote on the compensation of our named executive officers as disclosed in the proxy statement;

4.	To hold a non-binding advisory vote on whether a non-binding advisory vote on the compensation of our named executive officers should be held every one, two or three years; and

5.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

Our board of directors recommends a vote “For” all of the listed nominees and Proposals 2 and 3 and “3 Years for Proposal 4.

You are receiving this communication because you hold shares in the company named above. This is not a form for voting. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials, which contain important information and are available on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Complete proxy materials, including the proxy card, are available to you on-line at https://odysseytrust.com/client/currencyworks-inc/ or upon your request by e-mail or first-class mail.

If you want to receive a paper or email copy of these materials, you must request one. There is no charge for a copy. To receive a paper or email copy of these materials or materials relating to the future stockholder meeting, (1) visit www.odysseycontact.com, (2) request by telephone at 1-888-290-1175 (toll-free within North America), or (3) request by e-mail at shareholders@odysseytrust.com. Please clearly identify the items you are requesting; CurrencyWorks Inc., and your name along with the Control Number (which can be found in the bottom of this notice) and the name and address to which the materials should be mailed. Please make your request for a copy on or before June 7, 2022 to facilitate timely delivery.

You may vote on-line, by mail or by attending the annual meeting. If you wish to vote on-line, please visit https://odysseytrust.com/client/currencyworks-inc/ and follow the on-screen instructions. You will need your “Control Number” (which can be found in the bottom of this notice). No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, sign and return it to Odyssey Trust Company, Trader’s Bank Building, Suite 702, 67 Yonge St. Toronto, ON M5E 1J8, Canada. If you wish to vote at the Annual Meeting of Stockholders, further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement.

Control Number:

Your **Vote** Counts!

CURRENCYWORKS INC.

2022 Annual Meeting

Vote by June 13, 2022

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in CURRENCYWORKS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 16, 2022.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 02, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 16, 2022
1:00 PM PDT

teleconference
888-289-4573
3904509#

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

CURRENCYWORKS INC.
2022 Annual Meeting
Vote by June 13, 2022
11:59 PM ET

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:**	
1A	Cameron Chell	For
1B	James P. Geiskopf	For
1C	Edmund C. Moy	For
1D	Shelly Murphy	For
2	To ratify the appointment of Haynie & Company as the independent registered public accounting firm of the Company.	For
3	To approve, on a non-binding advisory basis, the compensation of the named executive officers of the Company as disclosed in the accompanying proxy statement.	For
4	To vote, on a non-binding advisory basis, whether a non-binding advisory vote on the compensation of the named executive officers of the Company should be held every one, two or three years.	3 Years

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#